Exhibit 10.7.2
Second Amendment to Credit Agreement
This Second Amendment to Credit Agreement (this “Second Amendment”), dated as of December 21, 2023 (the “Second Amendment Effective Date”), is among Granite Ridge Resources, Inc., a Delaware corporation (the “Borrower”); each of the undersigned Restricted Subsidiaries of the Borrower (the “Guarantors”; the Guarantors together with the Borrower, the “Loan Parties”); each of the Lenders that is a signatory hereto; and Texas Capital Bank, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
Recitals
A.    The Borrower, the Administrative Agent, the Lenders and the L/C Issuer are parties to that certain Credit Agreement dated as of October 24, 2022 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.
B.    The Borrower has advised the Administrative Agent and the Lenders that Granite Ridge Holdings, LLC, a Delaware limited liability company, formerly known as GREP Holdings, LLC (“Holdings”) has entered into that certain Purchase and Sale Agreement dated as of December 21, 2023 (as in effect on the date hereof and without giving effect to any subsequent amendment or modification thereto, the “Vital Sale Agreement”), among Holdings, GREP IV-A Permian LLC and GREP IV-B Permian LLC, collectively as “Sellers”, and Vital Energy, Inc., a Delaware corporation, as “Buyer”, pursuant to which Holdings will sell its applicable interest in the “Assets” (as defined in the Vital Sale Agreement) (the “Vital Disposition”).
C.    The parties hereto desire to enter into this Second Amendment to amend the Credit Agreement as set forth herein and effective as of the Second Amendment Effective Date.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement.
Section 2.Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended, effective as of the Second Amendment Effective Date, in the manner provided in this Section 2.
1.1Additional Definitions. Section 1.1 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in their respective entireties as follows:

“Second Amendment” means that certain Second Amendment to Credit Agreement dated as of December 21, 2023, among the Borrower, the other Loan Parties party thereto, the Administrative Agent and the Lenders party thereto.
“Vital Assets” means the Oil and Gas Properties and other properties and interests collectively defined as “Assets” in the Vital Sale Agreement.
“Vital Disposition” means the Disposition by Granite Ridge Holdings, LLC, a Delaware limited liability company, formerly known as GREP Holdings, LLC and a Restricted Subsidiary of the Borrower of its applicable interest in the Vital Assets pursuant to the terms of the Vital Sale Agreement.
“Vital Sale Agreement” has the meaning assigned to such term in the Second Amendment.
1.2Restated Definitions. The following definitions contained in Section 1.1 of the Credit Agreement are hereby amended and restated in their respective entireties to read in full as follows:
“Investment” means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of Equity Interests of any other Person (including any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale) or any contribution of capital to such Person; (b) the making of any deposit with, or advance or loan to, assumption of Debt of, purchase or other acquisition of any other Debt of, or other extension of credit to, any other Person (including any such transaction in the form of the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person); (c) the purchase or acquisition (in one or a series of transactions) of Property (other than Equity Interests) of another Person that constitutes a business unit; or (d) the entering into of any guarantee of, or other surety obligation with respect to, any Debt of any other Person; provided, in each case that accounts receivable and extensions of credit (including extensions of credit to joint working interest owners) arising in the ordinary course of business do not constitute Investments. For the avoidance of doubt, the acquisition of certain Equity Interests in Vital Energy, Inc., a Delaware corporation by an Unrestricted Subsidiary of the Borrower on the effective date of the Vital Disposition in accordance with the Vital Sale Agreement will not constitute an “Investment” for the purposes of this Agreement or any other Loan Document.
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Guaranty, the Security Documents, the Notes, the Issuer Documents, each Fee Letter, the Hedge Intercreditor Agreement, and all other promissory notes, security agreements, intercreditor agreements, mortgages, deeds of trust, assignments, letters of credit, guaranties, and other instruments, documents, certificates and agreements executed and delivered pursuant to or in connection with this Agreement or the Security Documents; provided that the term “Loan Documents” shall not include any Secured Cash Management Agreement or any Secured Hedge Agreement; provided, further, that no Approved Swap Counterparty (in its capacity as such) shall be deemed to be a party or have any rights under any Loan Documents other than the Hedge Intercreditor Agreement to which it is a party.

1.3Amendment to Section 2.8(g) of the Credit Agreement. Section 2.8(g) of the Credit Agreement is hereby amended by amending and restating clause (A) appearing therein to read in full as follows:
(A) the aggregate Borrowing Base value (as determined by Administrative Agent) of all Proved Oil and Gas Properties Disposed of by Borrower and its Restricted Subsidiaries (other than the Disposition of the Vital Assets, solely to the extent that the Vital Disposition occurs on or before February 29, 2024) occurring in any period between any two Redetermination Dates plus
1.4Amendment to Section 8.8 of the Credit Agreement. Section 8.8 of the Credit Agreement is hereby amended by (i) deleting the reference to “and” at the end of clause (n) contained therein, (ii) deleting the reference to “.” at the end of clause (o) contained therein and replacing such reference with “; and” and (iii) inserting a new clause (p) immediately following clause (o) contained therein which shall read in full as follows:
(p)    the Vital Disposition, so long as such Disposition occurs on or before February 29, 2024.
Section 3.Conditions Precedent. The effectiveness of this Second Amendment is subject to the following:
1.1Counterparts. The Administrative Agent shall have received counterparts of this Second Amendment from the Loan Parties and the Lenders constituting the Majority Lenders.
1.2Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date.
1.3Vital Sale Agreement. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that attached to such certificate is a true, accurate and complete copy of the Vital Sale Agreement and any and all amendments thereto as of the Second Amendment Effective Date.
1.4Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.
Section 4.Miscellaneous.
1.1Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with their terms following the effectiveness of this Second Amendment, and the execution, delivery and effectiveness of this Second Amendment shall not (a) operate as a waiver of any right, power or remedy of any Lender, the L/C Issuer or the Administrative Agent under any of the Loan Documents nor (b) constitute a waiver of any provision of the Credit Agreement or any other Loan Document except, in each case, as expressly provided herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
1.2Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Second Amendment, (b) ratifies and affirms its obligations under the Loan Documents to which it is a party, (c) acknowledges and renews its continued liability under the Loan Documents to which it is a party, (d) agrees, with respect to each Loan Party that is a Guarantor, that its guarantee under the Guaranty remains in full force and effect with respect to the Obligations as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof, after giving effect to the amendments set forth in Section 2 hereof, except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Second Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Second Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that, immediately after giving effect to this Second Amendment, no Default exists.
1.3Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by fax or electronic transmission (e.g. “.pdf”) shall be effective as delivery of a manually executed original counterpart hereof. The execution and delivery of this Second Amendment shall be deemed to include electronic signatures on electronic platforms approved by the Administrative Agent, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such electronic signature shall be promptly followed by the original thereof.
1.4No Oral Agreement. This written Second Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties hereto or thereto and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties that modify the agreements of the parties in the Credit Agreement and the other Loan Documents.
1.5Governing Law. This Second Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of Texas.
1.6Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
1.7Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
1.8Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
[Signature Pages Follow.]

The parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.
BORROWER:    GRANITE RIDGE RESOURCES, INC.,
a Delaware corporation

By:    /s/ Luke C. Brandenberg
Name:    Luke C. Brandenberg
Title:    President and Chief Executive Officer

[Signature Page to Second Amendment to Credit Agreement
Granite Ridge Resources, LLC]

GUARANTORS:    EXECUTIVE NETWORK PARTNERING CORPORATION,
a Delaware corporation

By:    /s/ Luke C. Brandenberg
Name:    Luke C. Brandenberg
Title:    President and Chief Executive Officer

GRANITE RIDGE HOLDINGS, LLC,
a Delaware limited liability company

By:    /s/ Luke C. Brandenberg
Name:    Luke C. Brandenberg
Title:    President and Chief Executive Officer

[Signature Page to Second Amendment to Credit Agreement
Granite Ridge Resources, LLC]

TEXAS CAPITAL BANK,
as Administrative Agent and a Lender

By:    /s/ Jared Mills
Name:    Jared Mills
Title:     Executive Director

[Signature Page to Second Amendment to Credit Agreement
Granite Ridge Resources, LLC]

BANK OF AMERICA, N.A.,
as a Lender

    By:
Name:
Title:

[Signature Page to Second Amendment to Credit Agreement
Granite Ridge Resources, LLC]

CAPITAL ONE NATIONAL ASSOCIATION,
as a Lender

    By:    /s/ David Lee Garza
Name:    David Lee Garza
Title:     Vice President

[Signature Page to Second Amendment to Credit Agreement
Granite Ridge Resources, LLC]

PROSPERITY BANK,
as a Lender

    By:    /s/ Joe Kopidlansky
Name:    Joe Kopidlansky
Title:     SVP – Corporate Banking

[Signature Page to Second Amendment to Credit Agreement
Granite Ridge Resources, LLC]

U.S. BANK NATIONAL
ASSOCIATION,
as a Lender

    By:    /s/ Matthew A. Turner
Name:    Matthew A. Turner
Title:     Senior Vice President

[Signature Page to Second Amendment to Credit Agreement
Granite Ridge Resources, LLC]

FIRST-CITIZENS BANK & TRUST COMPANY,
as a Lender

    By:
Name:
Title:

[Signature Page to Second Amendment to Credit Agreement
Granite Ridge Resources, LLC]